PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment

	2024	2023
Furniture and fixtures	$102,415	$90,661
Machinery and equipment	97,071	61,731
Vehicles	850,642	814,531
Property improvements	16,824	49,255
Building	570,000	570,000
Property and Equipment	1,636,952	1,586,178
Less: Accumulated Depreciation	(700,379)	(448,479)
Total	$936,573	$1,137,699